UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 18, 2014, Chevron Corporation (the “Corporation”) issued $700,000,000 in aggregate principal amount of Floating Rate Notes Due 2016 (the “2016 Floating Rate Notes”), $650,000,000 in aggregate principal amount of Floating Rate Notes Due 2017 (the “2017 Floating Rate Notes”), $1,100,000,000 in aggregate principal amount of 1.345% Notes Due 2017 (the “2017 Fixed Rate Notes”), $400,000,000 in aggregate principal amount of Floating Rate Notes Due 2019 (the “2019 Floating Rate Notes”), $750,000,000 in aggregate principal amount of 2.193% Notes Due 2019 (the “2019 Fixed Rate Notes”) and $400,000,000 in aggregate principal amount of Floating Rate Notes Due 2021 (the “2021 Floating Rate Notes” and, together with the 2016 Floating Rate Notes, the 2017 Floating Rate Notes, the 2017 Fixed Rate Notes, the 2019 Floating Rate Notes and the 2019 Fixed Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of June 15, 1995, as supplemented by the Fifth Supplemental Indenture dated as of November 18, 2014 (the “Fifth Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On November 10, 2014, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2016 Floating Rate Notes will mature on November 9, 2016, the 2017 Fixed Rate Notes will mature on November 15, 2017, the 2017 Floating Rate Notes will mature on November 15, 2017, the 2019 Fixed Rate Notes will mature on November 15, 2019, the 2019 Floating Rate Notes will mature on November 15, 2019 and the 2021 Floating Rate Notes will mature on November 15, 2021. The Corporation will pay interest on (i) the 2017 Fixed Rate Notes and the 2019 Fixed Rate Notes on May 15 and November 15 of each year, commencing May 15, 2015, (ii) the 2016 Floating Rate Notes on February 9, May 9, August 9 and November 9 of each year, commencing February 9, 2015, and (iii) the 2017 Floating Rate Notes, the 2019 Floating Rate Notes and the 2021 Floating Rate Notes on February 15, May 15, August 15 and November 15 of each year, commencing February 17, 2015. The 2016 Floating Rate Notes will bear interest at a floating rate equal to three-month London Interbank Offered Rate (“LIBOR”) plus 0.10%, the 2017 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.17%, the 2019 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.41% and the 2021 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.53%. The Corporation will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on November 12, 2014 (Registration No. 333-184777) (the “Final Prospectus Supplement”). The Corporation will not have the right to redeem the floating rate notes prior to maturity.

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated November 6, 2012 (Registration No. 333-184777), a Preliminary Prospectus Supplement dated November 10, 2014, a Free Writing Prospectus dated November 10, 2014 and the Final Prospectus Supplement dated November 10, 2014 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Fifth Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the form of 2016 Floating Rate Notes, the form of 2017 Floating Rate Notes, the form of 2017 Fixed Rate Notes, the form of 2019 Floating Rate Notes, the form of 2019 Fixed Rate Notes and the form of 2021 Floating Rate Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated November 10, 2014, among the Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as the representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated as of November 18, 2014, between the Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of Floating Rate Notes Due 2016, Floating Rate Notes Due 2017, 1.345% Notes Due 2017, Floating Rate Notes Due 2019, 2.193% Notes Due 2019 and Floating Rate Notes Due 2021 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2014

CHEVRON CORPORATION

	By	Christopher A. Butner
		Name:	Christopher A. Butner
		Title:	Assistant Secretary